Supplement dated August 7, 2023, to the Initial Summary Prospectus and Updating Summary Prospectus dated May 1, 2023, for Protective Aspirations Variable Annuity contracts issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The purpose of this supplement is to announce the addition of eleven (11) new Investment Options and corresponding Investment Option changes to the allocation guidelines and restrictions for the SecurePay Protector rider. All changes in this supplement are effective August 28, 2023.

Fund prospectuses may be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options”.

The table in the FUND APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section is amended to include the following new Investment Options:

Asset Allocation Type	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)			SecurePay Protector Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
International Equity	BlackRock International V.I. Fund – Class I(1)	0.87%	-24.62%	0.53%	4.34%	3
U.S. Equity	BlackRock Advantage SMID Cap V.I. Fund – Class III(1)	0.80%	-16.68%	6.30%	10.25%	3
Allocation	Fidelity® VIP Asset Manager: Growth Portfolio – Service Class 2	0.93%	-17.05%	4.47%	6.84%	2
Allocation	Fidelity® VIP FundsManager® 70% Portfolio – Service Class 2(1)	0.93%	-15.79%	4.79%	7.28%	4
U.S. Equity	Goldman Sachs VIT Mid Cap Value Fund – Service Class(1)	1.09%	-10.23%	8.23%	9.74%	3
U.S. Equity	Invesco® V.I. Main Street Mid Cap Fund® – Series II	1.18%	-14.45%	4.82%	7.72%	3
U.S. Equity	Janus Henderson VIT Enterprise Portfolio – Service Class	0.96%	-16.15%	9.35%	13.10%	3
Sector Equity	MFS® VIT Utilities Series – Service Class(1)	1.03%	0.48%	8.73%	8.35%	4
U.S. Equity	T. Rowe Price® All-Cap Opportunities Portfolio(1)	0.80%	-21.51%	13.32%	15.35%	4

Allocation	T. Rowe Price® Moderate Allocation Portfolio(1)	0.85%	-18.31%	3.21%	6.14%	2
U.S. Equity	T. Rowe Price® Mid-Cap Growth Portfolio – Class II(1)	1.09%	-22.75%	6.94%	11.68%	3

(1)           These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

(2)           If you have purchased the SecurePay Protector rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The following table specifies the minimum and maximum percentages of your Contract Value that must be allocated to each of the four Investment Categories during the accumulation phase in order for you to remain eligible for benefits under the SecurePay Protector rider (unless you are fully invested in a Benefit Allocation Model or a permissible single Investment Option). You can select the percentage of Contract Value to allocate to individual Funds within each group, but the total investment for all Funds in a group must comply with the specific minimum and maximum percentages for that group. See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PTEOCTED LIFETIME INCOME BENEFITS” in the Prospectus.

Investment Category	Minimum Allocation	Maximum Allocation
1	10%	100%
2	0%	90%
3	0%	40%
4	Not Permitted	Not Permitted

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 800-456-6330. Please keep this Supplement for future reference.